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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 16, 2009


                               BCSB BANCORP, INC.
                               ------------------
               (Exact Name Of Registrant As Specified In Charter)


         MARYLAND                        0-53163               26-1424764
-------------------------------    -------------------      -----------------
(State Or Other Jurisdiction          (Commission           (IRS Employer
Of Incorporation)                      File Number)        Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.06     MATERIAL IMPAIRMENTS
              --------------------

         On September 16, 2009, the Board of Directors of BCSB Bancorp, Inc. (the "Company") concluded that during the three months ending September 30, 2009, the Company will record a $2.3 million impairment charge to write off all goodwill recorded in connection with the Company's 2002 acquisition of WHG Bancshares Corporation. The goodwill impairment charge is a non-cash adjustment which has no effect on cash flows, liquidity, tangible capital or regulatory capital ratios. There will be no tax benefit associated with this charge. The determination of the impairment followed the Company's annual review of its goodwill, which was performed by a third party that specializes in these types of valuations. The goodwill analysis indicated an impairment which was taken pursuant to generally accepted accounting principles, in particular, Statement of Financial Accounting Standards No. 142. The impairment is primarily due to declines in (i) the stock prices of financial institutions comparable to the Company, and (ii) fair market valuations with respect to mergers and acquisitions of financial institutions similar to the Company, which occurred during the goodwill analysis review period. For more information, see the Company's press release dated September 17, 2009, which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  The following exhibit is furnished herewith:

              Exhibit 99.1     Press Release dated September 17, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BCSB BANCORP, INC.



Date: September 18, 2009              By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President and Chief Executive Officer